UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2018

Commission File Number of depositor: 333-205943-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-205943
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-205943-02
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

Delaware	45-5441359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events.

On May 1, 2018, Barclays Dryrock Funding LLC (the “Depositor”) removed approximately $1.1 billion of receivables in accounts from Barclays Dryrock Issuance Trust (the “Issuing Entity”), in connection with the termination an affinity program. The removal of such receivables constituted approximately 14% of the trust portfolio (as determined as of April 30, 2018) and was effected pursuant to Reassignment No. 3 of Receivables in Removed Accounts from Barclays Dryrock Issuance Trust, dated as of May 1, 2018 (“Reassignment No. 3”), by and between the Depositor, the Issuing Entity and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”). Reassignment No. 3 is attached hereto as Exhibit 99.1.

On May 1, 2018, the Issuing Entity acquired approximately $3.1 billion of receivables in additional accounts from the Depositor. The conveyance of such receivables was effected pursuant to Assignment No. 7 of Receivables in Additional Accounts included in Barclays Dryrock Issuance Trust, dated as of May 1, 2018 (“Assignment No. 7”), by and between the Depositor and the Issuing Entity, and accepted and acknowledged by the Indenture Trustee. Assignment No. 7 is attached hereto as Exhibit 99.2. The composition of receivables in additional accounts, as of May 1, 2018, by program is set forth below.

Program	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
American Airlines	236,193	25.67%	$905,699,056	29.12%
UPromise	73,764	8.02%	$312,385,620	10.05%
Non Co-Branded	80,164	8.71%	$309,662,779	9.96%
Hawaiian Airlines	54,138	5.88%	$219,020,120	7.04%
Travel Rewards / Wyndham Hotels	69,957	7.60%	$216,262,004	6.95%
Black Card	27,407	2.98%	$157,032,655	5.05%
Carnival Cruise Lines	55,782	6.06%	$155,379,374	5.00%
Apple	82,240	8.94%	$154,676,906	4.97%
RCI	39,613	4.30%	$154,409,890	4.97%
Priceline.com	55,069	5.98%	$124,030,403	3.99%
NFL	46,185	5.02%	$123,213,081	3.96%
Republic Airways / Frontier Airlines	37,844	4.11%	$93,142,593	3.00%
BlueGreen	25,375	2.76%	$92,478,500	2.97%
Choice Hotels	28,525	3.10%	$61,873,938	1.99%
Miles & More / Lufthansa	7,953	0.86%	$30,482,211	0.98%
Total	920,209	100.00%	$3,109,749,130	100.00%

Item 9.01.	Financial Statements and Exhibits

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibits: The following is filed as an Exhibit to this Report:

Exhibit Number	Description
99.1	Reassignment No. 3 of Receivables in Removed Accounts from Barclays Dryrock Issuance Trust, dated as of May 1, 2018, by and between the Depositor, the Issuing Entity and the Indenture Trustee.

99.2	Assignment No. 7 of Receivables in Additional Accounts included in Barclays Dryrock Issuance Trust, dated as of May 1, 2018, by and between the Depositor and the Issuing Entity, and accepted and acknowledged by the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC, as depositor of Barclays Dryrock Issuance Trust

By:	/s/ Yasser Rezvi________________________
Name: Yasser Rezvi Title: Vice President and Treasurer

May 3, 2018